INVESTMENTS IN DEBT, EQUITY SECURITIES AND OTHER INVESTMENTS (Details 6) - JPY (¥) ¥ in Millions	Mar. 31, 2015	Mar. 31, 2014
INVESTMENTS IN DEBT, EQUITY SECURITIES AND OTHER INVESTMENTS
Time deposits and certificates of deposits (due over 3 months)	¥ 186,953	¥ 160,376
Non-marketable equity securities	13,664	11,616
Long-term loans	4	26
Investments in affiliates and an unconsolidated subsidiary	4,139	3,160
Total	¥ 204,760	¥ 175,178